SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 4, 1998

                                 BEV-TYME, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                            0-21166                       36-37639323
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
Formation)


800 Sheffield Avenue, Brooklyn, New York                                   11207
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code (718) 485-9222
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          (Former name or former address, if changes since last report)

 NEW DAY BEVERAGE, INC.
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 134 MORGAN AVENUE, BROOKLYN, NY  11237
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Item 5.  OTHER EVENTS


         Bev-Tyme, Inc. (the "Registrant") is currently in default of certain of its obligations, including a loan agreement and a settlement agreement. The Registrant has been and is presently seeking substantial additional financing. In the event that the Registrant is unsuccessful in seeking such additional financing in the near future, the Registrant and/or its subsidiary may be required to seek protection from its creditors under bankruptcy laws.




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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.



                                                     BEV TYME, INC.



                                               By: /s/ Alfred Sipper
                                                  ------------------------------
                                                       ALFRED SIPPER
                                                       President


Dated:  March 12, 1998



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